                              JPMORGAN INCOME FUNDS

                       JPMORGAN GLOBAL STRATEGIC INCOME FUND
                               (ALL SHARE CLASSES)
                        JPMORGAN EMERGING MARKETS DEBT FUND
                               (ALL SHARE CLASSES)
                        (each a series of JPMorgan Trust I)

                          SUPPLEMENT DATED JULY 28, 2005
                    TO THE PROSPECTUSES DATED FEBRUARY 19, 2005

Immediately following the paragraph entitled "How do I buy shares?" in the section "How to Do Business with the Funds -- Redeeming Fund Shares," the following section is hereby added to the Institutional Class and Select Class Prospectuses for the JPMorgan Global Strategic Income Fund and to the Select Class Prospectus for the JPMorgan Emerging Markets Debt Fund:

     WHAT WILL MY SHARES BE WORTH?

     If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) you will receive the NAV calculated after your redemption order is accepted, minus the amount of any applicable redemption fee.

     DO I PAY A REDEMPTION FEE?

     If you sell your shares of the JPMorgan Emerging Markets Debt Fund and JPMorgan Global Strategic Income Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The redemption fee only applies with respect to shares purchased after February 18, 2005. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

     The redemption fees are paid to the JPMorgan Emerging Markets Debt Fund and JPMorgan Global Strategic Income Fund and are designed to offset the brokerage commissions, capital gains impact, and other administrative costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

     The Funds often do not have direct access to shareholder information and are dependent upon Financial Intermediaries to apply redemption fees to Fund accounts held by such Financial Intermediaries on behalf of multiple investors. These accounts which may include omnibus accounts or retirement plan accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. For these accounts, the Funds that assess redemption fees generally must rely on the Financial Intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Funds. There is no assurance that such Financial Intermediaries will be effective or uniform in applying the redemption fees to underlying accounts or that such Financial Intermediaries will assess, collect or remit such redemption fees.

In addition, the first numbered paragraph in the section entitled
"Additional Information Regarding Redemptions" of the JPMorgan Global Strategic Income Fund Institutional Class Prospectus is replaced with the following:

          1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.

The following paragraph replaces the last paragraph in "How to do Business with the Funds -- Redeeming Fund Shares", in the section titled "Do I pay a redemption fee?" in the remaining prospectuses for the JPMorgan Global Strategic Income Fund:

     The Funds often do not have direct access to shareholder information and are dependent upon Financial Intermediaries to apply redemption fees to Fund accounts held by such Financial Intermediaries on behalf of multiple investors. These accounts which may include omnibus accounts or retirement plan accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. For these accounts, the Funds that assess redemption fees generally must rely on the Financial Intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Funds. There is no assurance that such Financial Intermediaries will be effective or uniform in applying the redemption fees to underlying accounts or that such Financial Intermediaries will assess, collect or remit such redemption fees.

                       INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                      WITH THE PROSPECTUS FOR FUTURE REFERENCE

                                                                    SUP-INC-705